PBHG INSURANCE SERIES FUND, INC.

                    SUPPLEMENT DATED DECEMBER 9, 1997 TO THE
                        PROSPECTUS DATED OCTOBER 3, 1997


This Supplement updates certain information contained in the above-dated Prospectus. You should retain both this Supplement and the Prospectus for future reference. You may obtain an additional copy of the Prospectus, free of charge, by calling 1-800-433-0051.

Effective December 9, 1997, Gary D. Haubold, CFA, replaces James H. Farrell, CFA, as Portfolio Manager of the PBHG Large Cap Value Portfolio. Information concerning Mr. Haubold is presented in the Prospectus under the section captioned "The Portfolio Managers."

The first sentence of the third paragraph under the section captioned "Large Cap Growth Portfolio" is changed to read in its entirety as follows:

"The Portfolio reserves the right to invest up to 10% of its net assets in restricted securities and securities of foreign issuers traded outside the United States and Canada and, for hedging purposes only, to purchase and sell options on stocks or stock indices."

The first sentence of the third paragraph under the section captioned "Select 20 Portfolio" is changed to read in its entirety as follows:

"The Portfolio reserves the right to invest up to 10% of its net assets in restricted securities and securities of foreign issuers traded outside the United States and Canada and, for hedging purposes only, to purchase and sell options on stocks or stock indices."